Alpha Hedged Strategies Fund
Beta Hedged Strategies Fund

Each a series of AIP Alternative Strategies Funds

August 8, 2006

Supplement to the Statement of Additional Information
dated April 28, 2006

Effective immediately, the Statement of Additional Information is hereby supplemented with the following language:

Addition of Sub-Advisors

Effective June 13, 2006, the Board of Trustees has appointed Copernicus International, LLC (“Copernicus”), as sub-advisor to the Underlying Funds Trust (the “Trust”) to manage a portion of an Underlying Fund’s assets. The appointment of Copernicus does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Effective June 13, 2006, the Board of Trustees has appointed Hovan Capital Management, LLC (“Hovan”), as sub-advisor to the Underlying Funds Trust (the “Trust”) to manage a portion of an Underlying Fund’s assets. The appointment of Hovan does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Effective June 13, 2006, the Board of Trustees has appointed Sunnymeath Asset Management, Inc. (“Sunnymeath”), as sub-advisor to the Underlying Funds Trust (the “Trust”) to manage a portion of an Underlying Fund’s assets. The appointment of Sunnymeath does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Effective June 13, 2006, the Board of Trustees has appointed Venus Capital Management, Inc. (“Venus”), as sub-advisor to the Underlying Funds Trust (the “Trust”) to manage a portion of an Underlying Fund’s assets. The appointment of Venus does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Therefore, the section entitled “Sub-Advisors” in the Statement of Additional Information (“SAI”) on pages 24-26 is hereby amended to add the following:

Copernicus International, LLC:

The Advisor has entered into a sub-advisory agreement with Copernicus International, LLC (“Copernicus”), to manage a portion of an Underlying Fund’s assets. Copernicus is located at 19A Ensign Drive, Avon, CT 06001, and is a registered investment advisor. Copernicus provides investment advice and portfolio management services to individually managed accounts for high net worth individuals and institutional investors. As of June 30, 2006, Copernicus managed approximately $113 million in assets.

Hovan Capital Management, LLC:

The Advisor has entered into a sub-advisory agreement with Hovan Capital Management, LLC (“Hovan”), to manage a portion of an Underlying Fund’s assets. Hovan is located at 81 Beach Road, Belvedere, CA, 94920, and is a registered investment advisor. Hovan provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, institutional investors and separate accounts. As of June 30, 2006, Hovan managed approximately $26 million in assets.

Sunnymeath Asset Management, Inc.:

The Advisor has entered into a sub-advisory agreement with Sunnymeath Asset Management, Inc. (“Sunnymeath”), to manage a portion of an Underlying Fund’s assets. Sunnymeath is located at 1070 Ocean Avenue, Sea Bright, NJ 07760, and is a registered investment advisor. Sunnymeath provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, institutional investors and separate accounts. As of June 30, 2006, Sunnymeath managed approximately $53 million in assets.

Venus Capital Management, Inc.:

The Advisor has entered into a sub-advisory agreement with Venus Capital Management, Inc. (“Venus”), to manage a portion of an Underlying Fund’s assets. Venus is located at 99 Summer Street, Suite M100, Boston, MA 02110, and is a registered investment advisor. Venus provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, institutional investors, separate accounts and pension plans. As of June 30, 2006, Venus managed approximately $135 million in assets.

Please retain this Supplement with your
SAI for future reference.